Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of IRADIMED CORPORATION (the “Company”) on Form 10-Q for the quarter ending March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leslie McDonnell
By: Leslie McDonnell
Chief Executive Officer and President
(Principal Executive Officer)
May 7, 2020

/s/ Chris Scott
By: Chris Scott
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)
May 7, 2020